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                                                                   Exhibit 10.14

                          CONSENT TO SUBLEASE AGREEMENT

         THIS CONSENT TO SUBLEASE AGREEMENT (this "Agreement") is made as of March __, 2000, by and among CARLYLE FORTRAN TRUST, a Maryland real estate investment trust ("Landlord"), STEAG RTP SYSTEMS, a _____________________ ("Tenant"), and OPLINK, a ___________________ ("Subtenant").

                                    RECITALS

         A. Reference is hereby made to that certain Lease Agreement dated July 21, 1995 (the "Original Lease"), between SBC&D Co., Inc. a California corporation ("SBC&D"), as landlord, and AG Associates, Inc., a California corporation ("AG Associates"), as tenant, as amended by that certain First Amendment dated October 6, 1995, between SBC&D and AG Associates, that certain side letter dated October 30, 1995, between EBC&D and AG Associates, and that certain Second Amendment to Lease dated as of December 3, 1997, between CarrAmerica Realty Corporation, a Maryland corporation ("CarrAmerica"), successor to SBC&D's interest, and AG Associates (collectively, the "Lease"), for approximately 152,865 rentable square feet (the "Premises") in those certain office buildings located at 4425, 4423 and 4415 Fortran Court, commonly known as Buildings B and C, in San Jose, California (the "Building").

         B. Landlord has succeeded to the interests of SBC&D and CarrAmerica under the Lease. Tenant has succeeded to the interests of AG Associates under the Lease.

         C. Pursuant to the terms of Paragraph 25 of the Original Lease, Tenant has requested Landlord's consent to that certain Sublease, dated March 1, 2000, between Tenant and Subtenant (the "Sublease"), with respect to a subletting by Subtenant of the Premises, as more particularly described in the Sublease. A copy of the Sublease is attached hereto as Exhibit A. Landlord is willing to consent to the Sublease on the terms and conditions contained herein.

         D. All defined terms not otherwise expressly defined herein shall have the respective meanings given in the Lease.

                                    AGREEMENT

1. LANDLORD'S CONSENT. Landlord hereby consents to the Sublease; provided however, notwithstanding anything contained in the Sublease to the contrary, such consent is granted by Landlord only upon the terms and conditions set forth in this Agreement. The Sublease is subject and subordinate to the Lease. Landlord shall not be bound by any of the terms, covenants, conditions, provisions or agreements of the Sublease.

2. NON-RELEASE OF TENANT; FURTHER TRANSFERS. Neither the Sublease nor this consent thereto shall release or discharge Tenant from any liability, whether past, present or future, under the Lease or alter the primary liability of the "Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under the Lease (including the payment of all bills rendered by Landlord for charges incurred by the Subtenant for services and materials

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supplied to the Premises). Neither the Sublease nor this consent thereto shall be construed as a waiver of Landlord's right to consent to any further subletting either by Tenant or by the Subtenant or to any assignment by Tenant of the Lease or assignment by the Subtenant of the Sublease, or as a consent to any portion of the Premises being used or occupied by any other party. Landlord may consent to subsequent sublettings and assignments of the Lease or the Sublease or any amendments or modifications thereto without notifying Tenant nor anyone else liable under the Lease and without obtaining their comment. No such action by landlord shall relieve such persons from any liability to Landlord or otherwise with regard to the Premises.

3. RELATIONSHIP WITH LANDLORD. Tenant hereby assigns and transfers to Landlord the Tenant's interest in the Sublease and all rentals and income arising therefrom, subject to the terms of this Section 3. Landlord, by consenting to the Sublease agrees that until a default shall occur in the performance of Tenant's obligations under the Lease, Tenant may receive, collect and enjoy the rents accruing under the Sublease. In the event Tenant shall default in the performance of its obligations to Landlord under Paragraph 15 of the Lease (whether or not Landlord terminates the Lease), however, Landlord may, at its option by notice to Tenant, either (i) terminate the Sublease, (ii) elect to receive and collect, directly from Subtenant, all rent and any other sums owing and to be owed under the Sublease, as further set forth in Section 3.1 below, or
(iii) elect to succeed to Tenant's interest in the Sublease and cause Subtenant to attorn to Landlord, as further set forth in Section 3.2 below.

         3.1 LANDLORD'S ELECTION TO RECEIVE RENTS. Landlord shall not, by reason of the Sublease, nor by reason of the collection of rents or any other sums from the Subtenant pursuant to Section 3(ii), above, be deemed liable to Subtenant for any failure of Tenant to perform and comply with any obligation of Tenant, and Tenant hereby irrevocably authorizes and directs Subtenant, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Lease, to pay to Landlord the rents and any other sums due and to become due under the Sublease. Tenant agrees that Subtenant shall have the right to rely upon any such statement and request from Landlord, and that Subtenant shall pay any such rents and any other sums to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or a claim from Tenant to the contrary. Tenant shall not have any right or claim against Subtenant for any such rents or any other sums so paid by Subtenant to Landlord. Landlord shall credit Tenant with any rent received by Landlord under such assignment but the acceptance of any payment on account of rent from the Subtenant as the results of any such default shall in no manner whatsoever be deemed an attornment by the Landlord to Subtenant or by Subtenant to Landlord, be deemed a waiver by Landlord of any provision of the Lease or serve to release Tenant from any liability under the terms, covenants, conditions, provisions or agreements under the Lease. Notwithstanding the foregoing, any other payment of rent from the Subtenant directly to Landlord, regardless of the circumstances or reasons therefor, shall in no manner whatsoever be deemed an attornment by the Subtenant to Landlord in the absence of a specific written agreement signed by Landlord to such an effect.

         3.2 LANDLORD'S ELECTION OF TENANT'S ATTORNMENT. In the event Landlord elects at its option, to cause Subtenant to attorn to Landlord pursuant to
Section 3(iii) above, Landlord shall undertake the obligations of Tenant under the Sublease from the time of the exercise of the option, but Landlord shall not
(i) be liable for any prepayment of more than one month's rent or

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any security deposit paid by Subtenant, (ii) be liable for any previous act or omission of Tenant under the Lease or for any other defaults of Tenant under the Sublease, (iii) be subject to any defense or offsets previously accrued which Subtenant may have against Tenant, or (iv) be bound by any changes or modifications made to the Sublease without the written consent of Landlord.

4.       GENERAL PROVISIONS.

         4.1 CONSIDERATION FOR SUBLEASE. Tenant and Subtenant represent and warrant that there are no additional payments of rent or any other consideration of any type payable by Subtenant to Tenant with regard to the Premises other than as disclosed in the Sublease.

         4.2 BROKERAGE COMMISSION. Tenant and Subtenant covenant and agree that under no circumstances shall Landlord be liable for any brokerage commission or other charge or expense in connection with the Sublease and Tenant and Subtenant agree to protect, defend, indemnify and hold Landlord harmless from the same and from any cost or expense (including but not limited to attorneys' fees) incurred by Landlord in resisting any claim for any such brokerage commission.

         4.3 CONTROLLING LAW. The terms and provisions of this Agreement shall be construed in accordance with and governed by the laws of the State of California.

         4.4 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns. As used herein, the singular number includes the plural and the masculine gender includes the feminine and neuter.

         4.5 CAPTIONS. The paragraph captions utilized herein are in no way intended to interpret or limit the terms and conditions hereof, rather, they are intended for purposes of convenience only.

         4.6 PARTIAL INVALIDITY. If any term, provision or condition contained in this Agreement shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Agreement shall be valid and enforceable to the fullest extent possible permitted by law.

         4.7 ATTORNEYS' FEES. If either party commences litigation against the other for the specific performance of this agreement, for damages for the breach hereof or otherwise for enforcement of any remedy hereunder, the parties hereto agree to and hereby do waive any right to a trial by jury and, in the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred.


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         IN WITNESS WHEREOF, the parties have executed this Consent to Sublease
Agreement as of the day and year first above written.

                                       "LANDLORD":

                                       CARLYLE FORTRAN TRUST,
                                       A MARYLAND REAL ESTATE INVESTMENT TRUST

                                       By:    /s/ illegible
                                          ------------------------------------
                                       Its:    Vice President
                                           -----------------------------------

                                       "TENANT":

                                       STEAG RTP SYSTEMS,

                                       A   Delaware corporation
                                          ------------------------------------
                                       By:  /s/ illegible
                                          ------------------------------------
                                       Its:   CEO
                                           -----------------------------------
                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------


                                       "SUBTENANT":

                                       OPLINK,

                                       A
                                          ------------------------------------
                                       By:  /s/ Joseph Liu
                                          ------------------------------------
                                       Its:   CEO
                                           -----------------------------------
                                       By:
                                          ------------------------------------
                                       Its:
                                           -----------------------------------